UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07420

Exact name of registrant as specified in charter:	Delaware Investments® Minnesota Municipal Income Fund II, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Minnesota Municipal Income Fund II, Inc.

June 30, 2012

	Principal
	Amount	Value
Municipal Bonds – 141.55%
Corporate-Backed Revenue Bonds – 11.70%
Cloquet Pollution Control Revenue (Potlatch Project) 5.90% 10/1/26	$5,500,000	$5,514,300
Laurentian Energy Authority Cogeneration Revenue Series A 5.00% 12/1/21	3,325,000	3,483,370
Sartell Environmental Improvement Revenue (International Paper) Series A 5.20% 6/1/27	1,000,000	1,020,940
Tobacco Securitization Authority Revenue (Tobacco Settlement) Series B
5.25% 3/1/26	2,000,000	2,255,060
5.25% 3/1/31	7,400,000	8,163,606
		20,437,276
Education Revenue Bonds – 16.30%
Minnesota Higher Education Facilities Authority Revenue
(Augsburg College) Series 6-J1 5.00% 5/1/28	1,500,000	1,537,170
(Carleton College)
Series D 5.00% 3/1/30	1,120,000	1,259,899
Series 6-T 5.00% 1/1/28	1,000,000	1,113,960
(College of St. Benedict)
Series 5-W 5.00% 3/1/20	2,000,000	2,028,360
Series 7-M
5.00% 3/1/31	300,000	315,285
5.125% 3/1/36	275,000	286,481
(St. Mary's University) Series 5-U 4.80% 10/1/23	1,400,000	1,425,144
(St. Scholastic College) Series H 5.25% 12/1/35	1,000,000	1,078,560
(University of St. Thomas)
Series 6-X 5.00% 4/1/29	2,250,000	2,421,585
Series 7-A 5.00% 10/1/39	1,000,000	1,098,350
Minnesota State Colleges & Universities Series A 4.00% 10/1/17	1,190,000	1,365,085
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Nova Classical Academy) Series A 6.375% 9/1/31	750,000	805,365
University of Minnesota
Series A
5.00% 12/1/27	1,110,000	1,340,203
5.00% 12/1/28	1,880,000	2,260,963
5.00% 12/1/29	2,265,000	2,711,409
5.00% 12/1/31	1,000,000	1,185,170
5.00% 12/1/36	3,000,000	3,477,210
5.25% 4/1/29	1,000,000	1,166,880
Series C 5.00% 12/1/19	1,290,000	1,593,150
		28,470,229
Electric Revenue Bonds – 6.58%
Central Minnesota Municipal Power Agency Revenue
(Brookings Southeast Twin Cities Transportation) 5.00% 1/1/32	1,130,000	1,264,606
Chaska Electric Revenue (Generating Facilities) Series A 5.25% 10/1/25	250,000	268,260
Minnesota Municipal Power Agency Electric Revenue Series A
5.00% 10/1/34	1,900,000	2,044,571
5.25% 10/1/19	1,610,000	1,755,399
Southern Minnesota Municipal Power Agency Supply Revenue Series A 5.25% 1/1/30	1,000,000	1,118,600
Western Minnesota Municipal Power Agency Supply Revenue Series A 5.00% 1/1/30 (NATL-RE)	5,000,000	5,042,650
		11,494,086
Healthcare Revenue Bonds – 36.50%
Anoka Health Care Facility Revenue (Homestead Anoka Income Project) Series A 7.00% 11/1/46	1,200,000	1,261,164
Center City Health Care Facilities Revenue (Hazelden Foundation Project)
4.75% 11/1/31	850,000	894,855
5.00% 11/1/41	1,600,000	1,703,424
Fergus Falls Health Care Facilities Revenue (Lake Region Healthcare) 5.00% 8/1/30	1,000,000	1,033,270
Glencoe Health Care Facilities Revenue (Glencoe Regional Health Services Project) 5.00% 4/1/25	2,000,000	2,030,920
Maple Grove Health Care System Revenue (Maple Grove Hospital) 5.25% 5/1/37	1,100,000	1,139,556
Minneapolis Health Care System Revenue (Fairview Health Services)
Series A 6.625% 11/15/28	850,000	1,011,585
Series B 6.50% 11/15/38 (ASSURED GTY)	2,295,000	2,713,447
Series D 5.00% 11/15/34 (AMBAC)	2,000,000	2,057,100
Minneapolis Revenue (National Marrow Donor Program Project) 4.875% 8/1/25	1,000,000	1,025,420
Minnesota Agricultural & Economic Development Board Revenue Un-Refunded Balance Series A
5.75% 11/15/26 (NATL-RE)	100,000	100,145
6.375% 11/15/29	195,000	195,365
Rochester Health Care & Housing Revenue (Samaritan Bethany) Series A 7.375% 12/1/41	1,220,000	1,354,493
Rochester Health Care Facilities Revenue (Mayo Clinic)
4.00% 11/15/41	8,780,000	8,861,829
•Series C 4.50% 11/15/38	2,000,000	2,398,700

Shakopee Health Care Facilities Revenue (St. Francis Regional Medical Center) 5.25% 9/1/34	1,560,000	1,586,598
St. Cloud Health Care Revenue (Centracare Health System Project)
5.50% 5/1/39 (ASSURED GTY)	1,500,000	1,639,200
Series A 5.125% 5/1/30	4,425,000	4,826,878
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services)
5.75% 7/1/39	3,200,000	3,548,480
Series C 5.50% 7/1/23	1,000,000	1,118,390
St. Paul Housing & Redevelopment Authority Health Care Revenue
(Allina Health System)
Series A 5.00% 11/15/18 (NATL-RE)	1,380,000	1,609,204
Series A-1 5.25% 11/15/29	1,395,000	1,539,871
(Childrens Health Care Facilities) Series A1 5.00% 8/15/34 (AGM)	500,000	538,515
(Franciscan Health Elderly Project) 5.40% 11/20/42 (GNMA) (FHA)	2,700,000	2,711,799
(Health East Project)
6.00% 11/15/30	2,775,000	2,888,054
6.00% 11/15/35	2,500,000	2,586,075
(Health Partners Obligation Group Project) 5.25% 5/15/36	2,000,000	2,062,500
(Regions Hospital Project) 5.30% 5/15/28	1,000,000	1,000,820
(Senior Carondelet Village Project) Series A 6.00% 8/1/42	770,000	807,176
Washington County Housing & Redevelopment Authority Revenue
(Birchwood & Woodbury Projects) Series A 5.625% 6/1/37	1,500,000	1,506,960
Wayzata Senior Housing Revenue (Folkestone Senior Living Community) Series A
5.50% 11/1/32	420,000	423,179
5.75% 11/1/39	945,000	963,267
6.00% 5/1/47	1,475,000	1,519,707
Winona Health Care Facilities Revenue (Winona Health Obligated Group)
4.65% 7/1/26	465,000	472,356
4.75% 7/1/27	785,000	796,492
5.00% 7/1/23	1,010,000	1,058,672
5.00% 7/1/34	750,000	766,088
		63,751,554
Housing Revenue Bonds – 6.78%
Minneapolis Multifamily Housing Revenue
•(Gaar Scott Loft Project) 5.95% 5/1/30 (AMT) (LOC-U.S. Bank N.A.)	845,000	847,324
(Olson Townhomes Project) 6.00% 12/1/19 (AMT)	655,000	655,144
(Seward Towers Project) 5.00% 5/20/36 (GNMA)	2,000,000	2,059,259
(Sumner Housing Project) Series A 5.15% 2/20/45 (GNMA) (AMT)	2,000,000	2,021,940
Minnesota State Housing Finance Agency Revenue
(Mortgage Backed Securities Program) 4.40% 7/1/32 (GNMA) (FNMA) (FHLMC)	1,495,000	1,524,990
(Rental Housing) Series A 5.00% 2/1/35 (AMT)	1,000,000	1,008,340
(Residential Housing)
•Series D 4.75% 7/1/32 (AMT)	915,000	936,255
Series I 5.15% 7/1/38 (AMT)	635,000	651,250
Series L 5.10% 7/1/38 (AMT)	1,345,000	1,385,592
Washington County Housing & Redevelopment Authority Revenue (Woodland Park Apartments Project)
4.70% 10/1/32	750,000	752,258
		11,842,352
Lease Revenue Bonds – 8.85%
Andover Economic Development Authority Public Facilities Lease Revenue
(Andover Community Center)
5.125% 2/1/24	205,000	218,255
5.20% 2/1/29	410,000	436,994
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
5.00% 12/1/22	2,385,000	2,429,743
5.25% 12/1/27	2,800,000	2,827,496
(Robert Street Office Building Project) Series 3-11 5.00% 12/1/27	2,000,000	2,079,100
University of Minnesota Special Purpose Revenue (State Supported Biomed Science Research)
5.00% 8/1/35	1,040,000	1,176,022
5.00% 8/1/36	4,000,000	4,579,120
Virginia Housing & Redevelopment Authority Health Care Facility Lease Revenue
5.25% 10/1/25	680,000	703,079
5.375% 10/1/30	965,000	1,007,914
		15,457,723
Local General Obligation Bonds – 10.06%
City of Willmar (Rice Memorial Hospital Project) Series A 4.00% 2/1/32	2,940,000	3,089,381
County of Olmsted Series A 3.50% 2/1/27	765,000	811,336
Dakota County Community Development Agency (Senior Housing Facilities) Series A 5.00% 1/1/23	1,100,000	1,192,202
Hopkins Independent School District #270 Series A 5.00% 2/1/28	1,000,000	1,182,390
Minneapolis Special School District #1 5.00% 2/1/19 (AGM)	1,175,000	1,204,152
Morris Independent School District #769 5.00% 2/1/28 (NATL-RE)	3,750,000	3,843,037
Rocori Independent School District #750 (School Building) Series B
5.00% 2/1/22	1,010,000	1,194,588
5.00% 2/1/24	1,075,000	1,248,000
5.00% 2/1/25	1,115,000	1,287,156
5.00% 2/1/26	1,155,000	1,325,155

Washington County Housing & Redevelopment Authority Series B
5.50% 2/1/22 (NATL-RE)	525,000	526,806
5.50% 2/1/32 (NATL-RE)	655,000	656,107
		17,560,310
§Pre-Refunded/Escrowed to Maturity Bonds – 20.13%
Bemidji Health Care Facilities Revenue (North Country Health Services) 5.00% 9/1/24-12 (RADIAN)	1,500,000	1,512,045
Dakota-Washington Counties Housing & Redevelopment Authority Revenue
(Bloomington Single Family Residential Mortgage) Series B 8.375% 9/1/21 (GNMA) (FHA) (VA) (AMT)	7,055,000	10,353,847
Minneapolis-St. Paul Metropolitan Airports Commission Revenue Series A 5.00% 1/1/22-13 (NATL-RE)	600,000	614,592
Southern Minnesota Municipal Power Agency Supply Revenue Refunding Series A 5.75% 1/1/18-13	3,715,000	3,999,718
St. Paul Housing & Redevelopment Authority Sales Tax (Civic Center Project)
5.55% 11/1/23	2,300,000	2,624,323
5.55% 11/1/23 (NATL-RE) (IBC)	4,200,000	4,792,242
University of Minnesota Hospital & Clinics 6.75% 12/1/16	2,580,000	3,119,504
University of Minnesota Series A
5.50% 7/1/21	4,000,000	4,999,640
5.75% 7/1/18	2,500,000	3,139,050
		35,154,961
Special Tax Revenue Bonds – 9.96%
Guam Government Business Privilege Tax Revenue Series A 5.25% 1/1/36	1,360,000	1,491,634
Hennepin County Sales Tax Revenue (Second Lien-Ballpark Project) Series B 4.75% 12/15/27	1,905,000	2,103,558
Minneapolis Community Planning & Economic Development Department
(Limited Tax Supported Common Bond Fund)
6.25% 12/1/30	1,000,000	1,163,000
Series 1 5.50% 12/1/24 (AMT)	1,000,000	1,045,270
Series 1 6.75% 12/1/25 (AMT)	865,000	874,273
Series 5 5.70% 12/1/27	375,000	380,254
Minnesota Public Safety Radio 5.00% 6/1/23	2,845,000	3,335,108
Puerto Rico Sales Tax Financing Revenue
^(Capital Appreciation) Series A
5.73% 8/1/44 (NATL-RE)	8,485,000	1,357,685
5.82% 8/1/45 (NATL-RE)	8,690,000	1,305,325
First Subordinate
Series A-1 5.00% 8/1/43	2,000,000	2,050,580
Series A 5.75% 8/1/37	1,200,000	1,319,532
St. Paul Port Authority (Brownsfields Redevelopment Tax) Series 2 5.00% 3/1/37	895,000	974,906
		17,401,125
State & Territory General Obligation Bonds – 10.89%
Minnesota State Refunding (State Various Purpose) Series D 5.00% 8/1/24	2,700,000	3,274,290
Minnesota State (State Trunk Highway) Series B
5.00% 10/1/22	6,500,000	8,213,985
5.00% 10/1/29	3,715,000	4,459,337
Puerto Rico Commonwealth Public Improvement Series A
5.00% 7/1/41	1,500,000	1,483,005
5.75% 7/1/41	1,500,000	1,593,615
		19,024,232
Transportation Revenue Bonds – 2.19%
Minneapolis - St. Paul Metropolitan Airports Commission Revenue Series A
5.00% 1/1/28 (NATL-RE)	1,335,000	1,344,305
5.00% 1/1/35 (AMBAC)	2,000,000	2,059,500
St. Paul Port Authority Revenue (Amherst H. Wilder Foundation) Series 3 5.00% 12/1/36	380,000	415,602
		3,819,407
Water & Sewer Revenue Bonds – 1.61%
Metropolitan Council Minnesota Wastewater Series B 4.00% 9/1/27	1,145,000	1,248,691
St. Paul Sewer Revenue Series D 5.00% 12/1/21	1,325,000	1,566,640
		2,815,331
Total Municipal Bonds (cost $232,317,492)		247,228,586

Short-Term Investments – 0.60%
¤Variable Rate Demand Notes – 0.60%
Brooklyn Center Revenue (Brookdale II Project) 0.17% 12/1/14 (LOC-U.S. Bank N.A.)	100,000	100,000
Minneapolis & St. Paul Housing & Redevelopment Authority Health Care
(Allina Health) Series C2 0.15% 11/15/34 (LOC-Wells Fargo Bank N.A.)	950,000	950,000
Total Short-Term Investments (cost $1,050,000)		1,050,000

Total Value of Securities – 142.15%
(cost $233,367,492)		248,278,586
†Liquidation Value of Preferred Stock – (42.94%)		(75,000,000)
Receivables and Other Assets Net of Liabilities – 0.79%		1,378,979
Net Assets Applicable to 11,504,975 Shares Outstanding – 100.00%		$174,657,565

•Variable rate security. The rate shown is the rate as of June 30, 2012. Interest rates reset periodically.
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 4 in "Notes."
^Zero coupon security. The rate shown is the yield at the time of purchase.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.
†See Note 3 in “Notes.”

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
FHA – Federal Housing Administration
FHLMC – Federal Home Loan Mortgage Corporation collateral
FNMA – Federal National Mortgage Association collateral
GNMA – Government National Mortgage Association collateral
IBC – Insured Bond Certificate
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance
VA – Veterans Administration collateral

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments Minnesota Municipal Income Fund II, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities are valued using the evaluated mean. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (March 31, 2009 – March 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

2. Investments
At June 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At June 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$233,367,492
Aggregate unrealized appreciation	$14,972,062
Aggregate unrealized depreciation	(60,968)
Net unrealized appreciation	$14,911,094

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at March 31, 2012, will expire as follows: $257,166 expires in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker- quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2012:

Level 2
Municipal Bonds	$247,228,586
Short-Term Investments	1,050,000
Total	$248,278,586

There were no unobservable inputs used to value investments at the beginning or end of the period.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of period in relation to net assets.

During the period ended June 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose : i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, and ii) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Preferred Stock
On November 15, 2011, Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM) issued $75,000,000 Series 2016 Variable Rate MuniFund Term Preferred (VMTP) Shares, with $100,000 liquidation value per share in a privately negotiated offering. Proceeds from the issuance of VMTP Shares, net of offering expenses, were invested in accordance with the Fund’s investment objective. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

The Fund is obligated to redeem its VMTP Shares on December 1, 2016, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of a premium until December 1, 2013, and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

The Fund uses leverage because its managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt a fund’s overall performance.

Leverage may also cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings and Moody’s Investor Service, funding dividend payments or funding redemptions), the Fund will pay additional fees with respect to the leverage.

4. Credit and Market Risk
The Fund concentrates its investments in securities issued by Minnesota municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local and national economic conditions and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance may reduce the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At June 30, 2012, 15% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

5. Subsequent Events
Management has determined that no other material events or transactions occurred subsequent to June 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: